QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 9, 2003

BOISE CASCADE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5057 (Commission File Number)	82-0100960 (IRS Employer Identification No.)
1111 West Jefferson Street P.O. Box 50 Boise, Idaho 83728-0001 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (208) 384-6161

        This current report on Form 8-K/A is being filed to amend "Item 7. Financial Statements and Exhibits" of the current report on Form 8-K filed by Boise Cascade Corporation ("Boise") with the Securities and Exchange Commission on December 23, 2003 to include unaudited pro forma condensed combined financial information reflecting the effect on Boise of its acquisition of OfficeMax, Inc. as of September 30, 2003 and for the nine- and twelve-month periods ended September 30, 2003 and December 31, 2002, respectively.

Item 7.    Financial Statements and Exhibits.

(b)    Pro forma financial information.

    The unaudited pro forma condensed combined financial statements of Boise as of September 30, 2003 and for the nine- and twelve-month periods ended September 30, 2003 and December 31, 2002, respectively, are filed as Exhibit 99.3 to this current report.

(c)    Exhibits.

Exhibit No.	Description of Exhibit
99.3
The unaudited pro forma condensed combined financial statements of Boise as of September 30, 2003 and for the nine- and twelve-month periods ended September 30, 2003 and December 31, 2002, respectively.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2004
BOISE CASCADE CORPORATION
	By:	/s/ KAREN E. GOWLAND Karen E. Gowland Vice President and Corporate Secretary

BOISE CASCADE CORPORATION
Exhibit Index

Exhibit No.	Description of Exhibit
99.3
The unaudited pro forma condensed combined financial statements of Boise as of September 30, 2003 and for the nine- and twelve-month periods ended September 30, 2003 and December 31, 2002, respectively.

QuickLinks

  Item 7. Financial Statements and Exhibits.
SIGNATURE
BOISE CASCADE CORPORATION Exhibit Index